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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 20, 2001
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                              Adolor Corporation
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            (Exact name of registrant as specified in its charter)

          Delaware                       0-26929                31-1429198
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)



620 Pennsylvania Drive, Exton, PA                           19341
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (484) 595-1500
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Not Applicable
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(Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On February 20, 2001, the Board of Directors of Adolor Corporation (the "Company") adopted a stockholder rights plan which provides for the issuance of preferred stock purchase rights to the Company's common stockholders of record as of February 20, 2001, as set forth in the Rights Agreement between the Company and StockTrans, Inc., as Rights Agent, attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 7(c).     Exhibits.

4.1 Rights Agreement, dated as of February 20, 2001, between Adolor Corporation and StockTrans, Inc., as Rights Agent, which includes as Exhibit B thereto the Form of Rights Certificate, incorporated by reference to Exhibit 1.1 to the Company's Registration Statement on Form 8-A, dated February 22, 2001.

20.1           Press Release of the Company, dated February 21, 2001.
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                                   SIGNATURE

Pursuant to the requirements of the Signature Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              ADOLOR CORPORATION


                              By:  /s/ John J. Farrar
                                 --------------------------------------------
                                 Name:  John J. Farrar
                                 Title: President and Chief Executive Officer

Dated: February 23, 2001